September 1, 2013

Summary

Prospectus

Western Asset

Emerging Markets Debt

Fund

Class : Ticker Symbol

A	: LWEAX
A2: WEMDX
C	: WAEOX
C1: LWECX
FI	: LMWDX
R	: WAERX
I	: SEMDX
IS : LWISX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated September 1, 2013 and as may be amended or supplemented, the fund’s statement of additional information, dated September 1, 2013 and as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated February 28, 2013, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to maximize total return.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 27 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 75 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (fees paid directly from your investment)
	Class A	Class A2	Class C (Class R1 prior to August 1, 2012)	Class C1 (Class C prior to August 1, 2012)	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25	4.25	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	Generally, none	1.00	1.00	None	None	None	None
Small account fee[1]	$15	$15	$15	$15	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class A2	Class C (Class R1 prior to August 1, 2012)	Class C1 (Class C prior to August 1, 2012)	Class FI	Class R	Class I	Class IS
Management fees	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75
Distribution and service (12b-1) fees	0.25	0.25	1.00	0.70	0.25	0.50	None	None
Other expenses	0.22	0.42[2]	0.14	0.38	0.26	0.27[2]	0.10	0.11[2]
Total annual fund operating expenses	1.22	1.42	1.89	1.83	1.26	1.52	0.85	0.86
Fees waived and/or expenses reimbursed[3]	—	—	—	(0.13)	(0.06)	(0.02)	—	(0.06)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.22	1.42	1.89	1.70	1.20	1.50	0.85	0.80

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class A2, Class R and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.25% for Class A shares, 1.45% for Class A2 shares, 2.00% for Class C (formerly Class R1) shares, 1.70% for Class C1 (formerly Class C) shares, 1.20% for Class FI shares, 1.50% for Class R shares, 0.95% for Class I shares and 0.80% for Class IS shares. These arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	544	796	1,067	1,839
Class A2 (with or without redemption at end of period)	563	854	1,167	2,053
Class C (Class R1 prior to August 1, 2012) (with redemption at end of period)	292	594	1,021	2,212
Class C (Class R1 prior to August 1, 2012) (without redemption at end of period)	192	594	1,021	2,212
Class C1 (Class C prior to August 1, 2012) (with redemption at end of period)	273	563	978	2,137
Class C1 (Class C prior to August 1, 2012) (without redemption at end of period)	173	563	978	2,137
Class FI (with or without redemption at end of period)	122	393	685	1,516
Class R (with or without redemption at end of period)	153	479	827	1,811
Class I (with or without redemption at end of period)	87	271	471	1,048
Class IS (with or without redemption at end of period)	82	268	470	1,056

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The fund may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below the Baa/BBB categories or, if unrated, determined to be of comparable credit quality by the subadviser). Below investment grade securities are commonly referred to as “junk bonds.” The fund may invest up to 50% of its assets in non-U.S. dollar denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The fund will be invested in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JPMorgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income. The fund may invest in securities of any maturity. The subadviser attempts to maintain the dollar-weighted average effective duration of the fund’s portfolio, as estimated by the fund’s subadviser, within a range of 20% (above or below) of the duration of the JPMorgan Emerging Markets Bond Index Global.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, interest rate swaps, credit default swaps and options on credit default swaps, foreign currency futures, forwards and options, and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the United States, Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap. Credit default swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the fund.

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had, potentially resulting in the loss of all assets. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Liquidity risk. Some assets held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector, country or region, or about interest rates, is incorrect.

These risks are discussed in more detail in the fund’s Prospectus or in the SAI.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (06/30/2009): 19.40 Worst quarter (12/31/2008): (12.15) The year-to-date return as of the most recent calendar quarter, which ended 06/30/2013, was (8.34)

Average annual total returns (for periods ended December 31, 2012) (%)
	1 year	5 years	10 years	Since inception	Inception date
Class I
Return before taxes	16.23	9.82	12.25
Return after taxes on distributions	14.57	7.78	8.52
Return after taxes on distributions and sale of fund shares	10.50	7.19	8.46
Other Classes (Return before taxes only)
Class A	10.63	N/A	N/A	8.86	01/13/2010
Class C1 (Class C prior to August 1, 2012)	14.04	N/A	N/A	8.60	09/02/2010
Class FI	15.76	N/A	N/A	14.84	12/07/2011
JPMorgan Emerging Markets Bond Index Global (reflects no deduction for fees, expenses or taxes)[1]	18.54	10.47	11.56

[1]

For Class A shares, for the period from January 13, 2010 to December 31, 2012, the average annual total return of the JPMorgan Emerging Markets Bond Index Global was 12.60%. For Class C1 (formerly Class C) shares, for the period from September 2, 2010 to December 31, 2012, the average annual total return of the JPMorgan Emerging Markets Bond Index Global was 11.17%. For Class FI shares, for the period from December 7, 2011 to December 31, 2012, the average annual total return of the JPMorgan Emerging Markets Bond Index Global was 17.67%.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadvisers: Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. References to “the subadviser” include each applicable subadviser.

Investment professionals: Stephen A. Walsh, S. Kenneth Leech, Keith J. Gardner, Matthew C. Duda, Gordon S. Brown and Robert O. Abad. Messrs. Walsh, Gardner and Duda have been a part of the portfolio management team for the fund since 2006. Messrs. Brown and Abad have been a part of the portfolio management team for the fund since 2012. Mr. Leech has been a part of the portfolio management team for the fund since May 2013. These investment professionals work together with a broader investment management team. It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class A2**	Class C (Class R1 prior to August 1, 2012)[1]	Class C1 (Class C prior to August 1, 2012)[2]	Class FI	Class R	Class I	Class IS
General	1,000/50	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
IRAs	250/50	250/50	250/50	250/50	N/A	N/A	1 million/None*	N/A
SIMPLE IRAs	None/None	None/None	None/None	None/None	N/A	N/A	1 million/None*	N/A
Systematic Investment Plans	50/50	50/50	50/50	50/50	N/A	N/A	1 million/None*	N/A
Clients of Eligible Financial Intermediaries	None/None	None/None	N/A	N/A	None/None	None/None	None/None	N/A
Eligible Investment Programs	None/None	None/None	N/A	N/A	None/None	None/None	None/None	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	N/A2	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None	1 million/None

[1]

Initial investments in Class C (formerly Class R1) shares may be combined with existing investment amounts in Class C1 (formerly Class C) shares for the purposes of satisfying the initial investment minimums of Class C (formerly Class R1) shares.

[2]

Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

*	Available to investors investing directly with the fund.
**	Available to investors investing through a financial intermediary with a direct transfer agent relationship with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

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LMFX012759SP 09/13